Exhibit 99.2

Liberty Media Corporation

Pro Forma Condensed Consolidated Financial Statements
(unaudited)

Introduction

During November 2024, the board of directors of Liberty Media Corporation (“Liberty Media” or the “Company”) authorized Liberty Media management to pursue a plan to splitoff the Liberty Live Group (the “Split-Off”). Immediately prior to effecting the Split-Off, Liberty Media’s subsidiary, QuintEvents, LLC (“Quint”), certain private assets and approximately $172 million of cash were reattributed from the Formula One Group to the Liberty Live Group in exchange for certain private assets. On December 15, 2025, Liberty Media effected the Split-Off through the redemption of Liberty Media’s Liberty Live common stock in exchange for common stock of Liberty Live Holdings, Inc. (“Liberty Live”). Liberty Media redeemed each outstanding share of its Series A, Series B and Series C Liberty Live common stock for one share of the corresponding series of common stock of Liberty Live.

Following the Split-Off, Liberty Live includes approximately 69.6 million shares of Live Nation Entertainment, Inc. (“Live Nation”) common stock, Quint, certain private assets, corporate cash and debt obligations.

The following unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the Split-Off as if it occurred as of September 30, 2025 for the pro forma condensed consolidated balance sheet and January 1, 2024 for the pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial statements do not purport to represent what the Company’s financial position actually would have been had the Split-Off occurred on the dates indicated or to project the Company’s operating results for any future period.

The divestiture of the Company’s interest in Live Nation is expected to represent a strategic shift that will have a major effect on the Company’s operations due to the relative materiality of the Company’s interest in Live Nation. Accordingly, the Company intends to present its divestiture of Live Nation as a discontinued operation.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the publicly available information of Liberty Media, including the Form 10-K, as filed on February 27, 2025 with the Securities and Exchange Commission (the “SEC”) and the Form 10-Q, as filed on November 5, 2025 with the SEC.

Liberty Media Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2025

(unaudited)

	Liberty Media	Less: Liberty	Liberty Media
	historical (1)	Live historical (2)	Pro forma

	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$1,588	547	1,041
Trade and other receivables, net	303	38	265
Other current assets	468	93	375
Total current assets	2,359	678	1,681
Investments in affiliates, accounted for using the equity method	741	696	45

Property and equipment, at cost	1,029	3	1,026
Accumulated depreciation	(202)	(1)	(201)
	827	2	825

Goodwill	7,200	179	7,021
Intangible assets subject to amortization, net	5,267	75	5,192
Deferred income tax assets	799	268	531
Other assets	628	174	454
Total assets	$17,821	2,072	15,749

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$474	66	408
Current portion of debt	1,915	1,873	42
Deferred revenue	1,090	169	921
Financial instrument liabilities	1	—	1
Other current liabilities	46	2	44
Total current liabilities	3,526	2,110	1,416
Long-term debt	5,122	—	5,122
Deferred income tax liabilities	660	—	660
Other liabilities	423	169	254
Total liabilities	9,731	2,279	7,452

Liberty Media Corporation

Pro Forma Condensed Consolidated Balance Sheet (continued)

As of September 30, 2025

(unaudited)

	Liberty Media	Less: Liberty	Liberty Media
	historical (1)	Live historical (2)	Pro forma

	amounts in millions
Redeemable noncontrolling interests in equity of subsidiaries	692	—	692

Stockholder's equity
Preferred stock	—	—	—
Series A Liberty Formula One common stock	—	—	—
Series A Liberty Live common stock	—	—	—
Series B Liberty Formula One common stock	—	—	—
Series B Liberty Live common stock	—	—	—
Series C Liberty Formula One common stock	2	—	2
Series C Liberty Live common stock	1	1	—
Additional paid-in capital	—	—	—
Accumulated other comprehensive earnings (loss), net of taxes)	(67)	(36)	(31)
Retained earnings	7,440	(194)	7,634
Total stockholders' equity	7,376	(229)	7,605
Noncontrolling interests in equity of subsidiaries	22	22	—
Total equity	7,398	(207)	7,605
Total liabilities and equity	$17,821	2,072	15,749

Liberty Media Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2025

(unaudited)

	Liberty Media	Less: Liberty	Less:	Liberty Media
	historical (1)	Live historical (2)	Eliminations (3)	Proforma

	amounts in millions
Revenue:
Motorsport revenue	$2,627	—	(40)	2,667
Other revenue	246	247	(1)	—
Total revenue	2,873	247	(41)	2,667
Operating costs and expenses:
Cost of motorsport revenue (exclusive of depreciation shown separately below)	1,696	—	—	1,696
Other cost of sales	160	201	(41)	—
Selling, general and administrative, including stock-based compensation	363	63	—	300
Depreciation and amortization	275	16	—	259
Acquisition costs	28	—	—	28
	2,522	280	(41)	2,283
Operating income (loss)	351	(33)	—	384
Other income (expense):			—
Interest expense	(198)	(22)	—	(176)
Share of earnings (losses) of affiliates, net	193	202	—	(9)
Realized and unrealized gains (losses) on financial instruments, net	(224)	(482)	—	258
Other, net	105	10	—	95
	(124)	(292)	—	168
Earnings (loss) before income taxes	227	(325)	—	552
Income tax (expense) benefit	(5)	70	—	(75)
Net earnings (loss)	222	(255)	—	477
Less net earnings (loss) attributable to the noncontrolling interests	—	—	—	—
Net earnings (loss) attributable to Liberty stockholders	$222	(255)	—	477

Liberty Media Corporation

Pro Forma Condensed Consolidated Statement of Operations (continued)

For the nine months ended September 30, 2025

(unaudited)

	Liberty Media	Less: Liberty	Liberty Media
	historical (1)	Live historical (2)	Proforma

	amounts in millions
Net earnings (loss) from continuing operations attributable to Liberty stockholders
Liberty Formula One common stock	$470	(7)	477
Liberty Live Common Stock	$(248)	(248)	—
Basic net earnings (loss) from continuing operations attributable to Liberty stockholders per common share
Series A, B and C Liberty Formula One common stock	$1.88		1.91
Series A, B and C Liberty Live common stock	$(2.70)		NA
Diluted net earnings (loss) from continuing operations attributable to Liberty stockholders per common share
Series A, B and C Liberty Formula One common stock	$1.79		1.81
Series A, B and C Liberty Live common stock	$(2.70)		NA
Basic Weighted Average Shares Outstanding
Liberty Formula One common stock	250		250
Liberty Live common stock	92		NA
Diluted Weighted Average Shares Outstanding
Liberty Formula One common stock	257		257
Liberty Live common stock	92		NA

Liberty Media Corporation

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2024

(unaudited)

	Liberty Media	Less: Liberty	Less:	Liberty Media
	historical (1)	Live historical (2)	Eliminations (3)	Pro forma

	amounts in millions
Revenue:
Motorsport revenue	$3,318	—	(93)	3,411
Other revenue	335	340	(5)	—
Total revenue	3,653	340	(98)	3,411
Operating costs and expenses:
Cost of motorsport revenue (exclusive of depreciation shown separately below)	2,294	—	(5)	2,299
Other cost of sales	194	286	(92)	—
Selling, general and administrative, including stock-based compensation	432	75	(1)	358
Depreciation and amortization	352	23	—	329
Impairment and acquisition costs	105	74	—	31
	3,377	458	(98)	3,017
Operating income (loss)	276	(118)	—	394
Other income (expense):
Interest expense	(237)	(29)	—	(208)
Share of earnings (losses) of affiliates, net	228	234	—	(6)
Realized and unrealized gains (losses) on financial instruments, net	(383)	(263)	—	(120)
Other, net	92	26	—	66
	(300)	(32)	—	(268)
Earnings (loss) from continuing operations before income taxes	(24)	(150)	—	126
Income tax (expense) benefit	(39)	31	—	(70)
Net earnings (loss) from continuing operations	(63)	(119)	—	56
Net earnings (loss) from discontinued operations	(2,412)	—	(2,412)	—
Net earnings (loss)	(2,475)	(119)	(2,412)	56
Less net earnings (loss) attributable to the noncontrolling interests	(412)	(2)	(410)	—
Net earnings (loss) attributable to Liberty stockholders	$(2,063)	(117)	(2,002)	56

Liberty Media Corporation

Pro Forma Consolidated Statement of Operations (continued)

For the year ended December 31, 2024

(unaudited)

	Liberty Media	Less: Liberty	Liberty Media
	historical (1)	Live historical (2)	Pro forma

	amounts in millions
Net earnings (loss) from continuing operations attributable to Liberty stockholders
Liberty Formula One common stock	$(30)	(86)	56
Liberty Live Common Stock	$(31)	(31)	—
Basic net earnings (loss) from continuing operations attributable to Liberty stockholders per common share
Series A, B and C Liberty Formula One common stock	$(0.13)		0.23
Series A, B and C Liberty Live common stock	$(0.34)		NA
Diluted net earnings (loss) from continuing operations attributable to Liberty stockholders per common share
Series A, B and C Liberty Formula One common stock	$(0.13)		0.23
Series A, B and C Liberty Live common stock	$(0.34)		NA
Basic Weighted Average Shares Outstanding
Liberty Formula One common stock	240		240
Liberty Live common stock	92		NA
Diluted Weighted Average Shares Outstanding
Liberty Formula One common stock	243		243
Liberty Live common stock	92		NA

(1) Represents the historical financial position and results of operations of Liberty Media. Such amounts were derived from the historical consolidated financial statements of Liberty Media as filed with the SEC on Form 10-K on February 27, 2025 and on Form 10-Q on November 5, 2025.

(2) Represents the historical financial position and results of operations of Liberty Live from the perspective of Liberty Media. Liberty Live’s historical financial position as of September 30, 2025 includes approximately $172 million of cash that was reattributed from the Formula One Group immediately prior to the Split-Off.

(3) Eliminations relate to i) transactions that eliminated in consolidation for purposes of Liberty Media’s historical consolidated financial statements, but that would not eliminate after giving effect to the Split-Off or ii) historical discontinued operations.